UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2022

DIGITALBRIDGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2022, DigitalBridge Group, Inc. (the “Company”) and Jacky Wu, Executive Vice President, Chief Financial Officer and Treasurer of the Company, entered into an Amended and Restated Employment Agreement (the “Agreement”). The Agreement provides for Mr. Wu’s term of employment to conclude on December 31, 2023. The Agreement provides that if a successor chief financial officer of the Company is not satisfactorily established by December 31, 2023, the board of directors of the Company (the “Board”) may request that Mr. Wu’s last day of employment be extended, with any such extension being subject to the consent of Mr. Wu (such end date, as may be extended as described above, or accelerated by the Board, as described below, the “Expiration Date”). Except as described herein, the material terms of Mr. Wu’s prior employment agreement, including Mr. Wu’s annual base salary, target bonus amount and target value of annual equity-based awards (the “Target LTIP Award”), remain unchanged. The description of Mr. Wu’s prior employment agreement under the heading “Employment Agreements with Other Named Executive Officers” in the Company’s proxy statement, dated March 30, 2022 is hereby incorporated by reference herein.

The Agreement provides that if Mr. Wu’s employment is terminated by reason of expiration of the employment term on the Expiration Date and Mr. Wu executes a release of claims, he will be eligible to receive: (i) a lump sum cash payment equal to $3,100,000, (ii) to the extent unpaid, the target bonus amount in respect of the 2023 calendar year, (iii) to the extent not issued, the issuance of the Target LTIP Award in respect of the 2023 calendar year, (iv) full vesting of certain fund incentives that are outstanding and unvested, and (v) all equity or equity-based awards relating to the securities of the Company issued to Mr. Wu that are outstanding and unvested, whether subject to time-based vesting or performance-based vesting, will remain outstanding and, notwithstanding the expiration of the employment term, will continue to vest based on the then existing vesting schedule (and, in the case of performance-based awards, based on the level of actual achievement of such performance goals or metrics) (collectively, the “Expiration Date Items”). Mr. Wu’s non-compete and non-solicitation obligations will continue for one year after the Expiration Date. If Mr. Wu departs prior to the Expiration Date or is terminated for Cause (as defined in the Agreement), Mr. Wu will not receive the Expiration Date Items.

In the event of termination due to death or disability prior to the Expiration Date, Mr. Wu will receive (i) a cash payment equal to a pro rata portion of the $3,100,000, (ii) the target annual bonus for 2022 if such termination occurs on or after January 1, 2023 and prior to the payment of the annual bonus for 2022, (iii) a pro-rated target bonus for the year of termination, (iv) the Target LTIP Award for 2022 if such termination occurs on or after January 1, 2023 and prior to issuance of the LTIP Award for 2022, (v) a pro-rated LTIP Award for the year of termination, and (vi) full vesting of all equity-based awards of the company, carried interests and other like compensation that such executive holds, to the extent unvested upon such termination.

The Agreement also provides that the Board may change the Expiration Date to a date that is earlier than December 31, 2023. At such time, the employment term will end, and after Mr. Wu executes a release of claims, he will be eligible to receive the Expiration Date Items with the following modifications: (i) to the extent unpaid, payment of the target bonus amount in respect of the 2022 calendar year, (ii) to the extent not issued, issuance of the Target LTIP Award in respect of the 2022 calendar year, (iii) certain fund incentives will vest as if Mr. Wu had remained employed through December 31, 2023, and (iv) Mr. Wu will receive an amount equal to the base salary that would have been paid to executive from the Expiration Date through December 31, 2023.

Cautionary Statement Regarding Forward-Looking Statements

This release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, whether the Company will find a suitable successor to serve as the Company’s chief financial officer in the anticipated timeframe, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and its other reports filed from time to time with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this current report. The Company is under no duty to update any of these forward-looking statements after the date of this release, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement, dated as of September 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 3, 2022	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Jacky Wu
Jacky Wu
Executive Vice President and Chief Financial Officer